Exhibit 21

Subsidiary Name	Jurisdiction of Organization/Incorporation
MDA, Series LLC	Delaware

MSP Recovery Services, LLC	Florida

MSP Recovery, LLC	Florida

MSP Recovery Claims PROV, Series LLC	Delaware

MSP Recovery Claims CAID, Series LLC	Delaware

MSP Recovery Claims HOSP, Series LLC	Delaware

MSP Recovery of Puerto Rico, LLC	Puerto Rico

MSP WB, LLC	Delaware

MSP Recovery Claims COM, Series LLC	Delaware

MSP Recovery Claims HP, LLC	Delaware

MSP Productions, LLC	Florida

Lionheart II Holdings, LLC	Delaware

MAO-MSO Recovery LLC	Delaware

MAO-MSO Recovery LLC, Series FHCP	Delaware

MAO-MSO Recovery II LLC, Series PMPI	Delaware

MSPA Claims 1, LLC	Florida

MSP National, LLC	Delaware

Series 19-10-1128, designated series of MSP Recovery Claims CAID, Series, LLC	Delaware

Series-20-06-1374, designated series of MSP Recovery Claims PROV, Series, LLC	Delaware

Series 20-09-1483, designated series of MSP Recovery Claims PROV, Series, LLC	Delaware

Series 20-05-1363, a designated series of MSP Recovery Claims PROV, Series, LLC	Delaware

Subsidiary Name	Jurisdiction of Organization/Incorporation
Series 21-02-1532, a designated series of MSP Recovery Claims PROV, Series, LLC	Delaware

Series 21-03-1544, a designated series of MSP Recovery Claims PROV, Series, LLC	Delaware

Series 21-03-1546, a designated series of MSP Recovery Claims PROV, Series, LLC	Delaware

Series 21-03-1547, a designated series of MSP Recovery Claims PROV, Series, LLC	Delaware

Series 21-03-1548, a designated series of MSP Recovery Claims PROV, Series, LLC	Delaware

Series 21-03-1549, a designated series of MSP Recovery Claims PROV, Series, LLC	Delaware

Series 21-03-1551, a designated series of MSP Recovery Claims PROV, Series, LLC	Delaware

Series 21-03-1552, a designated series of MSP Recovery Claims PROV, Series, LLC	Delaware

Series 21-03-1554, a designated series of MSP Recovery Claims PROV, Series, LLC	Delaware

Series 16-09-491, a designated series of MSP Recovery Claims PROV, Series LLC	Delaware

Series 15-10-359, a designated series of MSP Recovery Claims CAID, Series LLC	Delaware

Series 21-03-1550, a designated series of MSP Recovery Claims PROV, Series LLC	Delaware

Series 21-05-1565, a designated series of MSP Recovery Claims PROV, Series LLC	Delaware

Series 21-04-1561, a designated series of MSP Recovery Claims PROV, Series LLC	Delaware

MSP Recovery Claims HP, Series LLC	Delaware

Subsidiary Name	Jurisdiction of Organization/Incorporation
Series 21-05-1568, a designated series of MSP Recovery Claims HOSP, Series LLC	Delaware

Series 21-05-1570, a designated series of MSP Recovery Claims HOSP, Series LLC	Delaware

Series 21-05-1569, a designated series of MSP Recovery Claims HOSP, Series LLC	Delaware

Series 15-09-321, a designated series of MSP Recovery Claims, Series LLC	Delaware

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